DISPOSITIONS DISPOSITIONS (Notes)	6 Months Ended
Jun. 30, 2020
Disposals Of Non-current Assets [Abstract]
Dispositions
DISPOSITIONS
For the three month period ended June 30, 2020, the partnership recognized a net loss on dispositions of $4 million (June 30, 2019: gain of $522 million). For the six month period ended June 30, 2020, the partnership recognized a net gain on dispositions of $179 million (June 30, 2019: gain of $520 million).
The gain recognized in the six month period ended June 30, 2020 is primarily related to the partnership’s sale of its cold storage logistics business for gross proceeds of approximately $255 million, resulting in a $186 million pre-tax gain recognized by the partnership.
The gain recognized in the six month period ended June 30, 2019 is primarily related to the partnership’s sale of its facilities management business and executive relocation business resulting in pre-tax gains of $341 million and $180 million, respectively.